                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Daniel P. Murphy, Jr., President of Handy & Harman, a New York
corporation, does hereby certify, to his knowledge, that:

The Annual Report on Form 11-K (the "Report") for the year ended December,  2002 of the  Handy &  Harman  Savings  Plan  (the  "Plan")  fully  complies  with the requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934,
and the  information  contained in the Report fairly  presents,  in all material respects,  the  financial  condition  and  changes in net assets  available  for benefits of the Plan.

                                                      /s/ Daniel P. Murphy, Jr.
                                                      -------------------------
                                                      Daniel P. Murphy, Jr.
                                                      President - Handy & Harman
                                                      July 14, 2003